SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-SEQUA CORP - CLASS B

                    GABELLI PERFORMANCE PARTNERSHIP
                                 2/11/02              400-           52.2500
                    GAMCO INVESTORS, INC.
                                 2/26/02            1,000            57.0000
                                 2/21/02              500            55.0000
                                 2/15/02              500            54.2500
                                 2/11/02              500            52.7500
                                 2/11/02            1,000            53.5000
                                 2/01/02            1,000            54.7500
                                 1/29/02            1,000            55.0000
                                 1/18/02            1,000            55.0000
                                 1/18/02            1,000            54.9100
                                 1/10/02              200-           54.5000
                                 1/07/02            2,400            55.0000
                                12/27/01              125-             *DO
                     GABELLI FUNDS, LLC.
                         GABELLI VALUE FUND
                                 2/22/02            3,000            56.6667
                         GABELLI SMALL CAP GROWTH FUND
                                 1/07/02            2,000            54.9500
                         GABELLI CAPITAL ASSET FUND
                                 2/20/02              500            54.9000


          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.